UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ________________

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: February 20, 2004


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

            TEXAS                                    74-1611874
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

  15835 Park Ten Place Drive                    77084
       Houston, Texas                        (Zip Code)
                 (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
                                       N/A
         (Former name or former address, if changed since last report.)


ITEM 7. EXHIBITS


EXHIBIT 99.1               CONTRACT STATUS SUMMARY AT MARCH 9, 2004


ITEM 9.    REGULATION FD DISCLOSURE


     The RICHMOND has been awarded a contract by Bois D' Arc Offshore Ltd. ("Bois") to drill one well plus deepen one well and complete four wells. The rig will move to the first Bois drilling location immediately upon completing its current contract with Union Oil Company of California, which should be completed in late March 2004. The Bois drilling program should take approximately 90 days to complete and will have a dayrate of $26,000.

     Additional information with respect to the Company's Contract Status Summary at March 9, 2004 is attached hereto as Exhibit 99.1 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                           ATWOOD OCEANICS, INC.
                                                                   (Registrant)



                                                           /s/ James M. Holland
                                                               James M. Holland
                                                          Senior Vice President

                                                            DATE: March 9, 2004

                                                           EXHIBIT INDEX


EXHIBIT NO.                                               DESCRIPTION

99.1                                   Contract Status Summary at March 9, 2004

                                                       EXHIBIT 99.1
                                         ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                  CONTRACT STATUS SUMMARY
                                                     AT MARCH 9, 2004


      NAME OF RIG             LOCATION               CUSTOMER                               CONTRACT STATUS
SEMISUBMERSIBLES -
ATWOOD FALCON             JAPAN              JAPAN ENERGY DEVELOPMENT   The rig has commenced drilling the last well under its
                                             CO. LTD. ("JED")           drilling program for JED.  The drilling of the well
                                                                        should be complete in April 2004.  Immediately upon
                                                                        completing the JED contract, the rig will be moved to
                                                                        China to drill one well for Husky Oil China Ltd.
                                                                        Additional work is currently being pursued in
                                                                        Southeast Asia to follow the Husky well.


ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           On December 31, 2003, the rig commenced a drilling
                                             ("BURULLUS")               program for Burullus which includes ten firm wells
                                                                        plus options to drill six additional wells. The
                                                                        drilling of the ten firm wells are expected to take
                                                                        around 400 days to complete, and if all the option
                                                                        wells are drilled, the contract could extend for
                                                                        approximately 550 days.


ATWOOD   EAGLE            AUSTRALIA          BHP BILLITON PETROLEUM     The rig has completed its mobilization to Australia
                                             PTY. LTD. ("BHP") AND      and is preparing to commence the drilling program for
                                             APACHE ENERGY  LIMITED     BHP and Apache, which includes three firm wells plus
                                             ("APACHE")                 options to drill an additional four wells.  Drilling
                                                                        of the three firm wells is expected to take three to
                                                                        four months to complete.


SEAHAWK                   MALAYSIA           EXXONMOBIL EXPLORATION &   EMEPMI has given written notice that they will
                                             PRODUCTION MALAYSIA        terminate the current contract upon completion of work
                                             INC.  ("EMEPMI")           in progress on June 29, 2004.  Additional work will be
                                                                        pursued in Southeast Asia as well as other areas of
                                                                        the world.
ATWOOD SOUTHERN CROSS     MALAYSIA           MURPHY SARAWAK OIL         The rig is preparing to commence the Murphy drilling
                                             COMPANY, LTD. ("MURPHY")   program which includes the drilling of two firm wells
                                                                        plus options to drill an additional four wells.
                                                                        Drilling of the two firm wells is expected to take 45
                                                                        to 60 days to complete and if all option wells are
                                                                        drilled, the drilling program could extend from around
                                                                        150 to 180 days.
SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the rig is currently coldstacked.


CANTILEVER JACK-UPS -
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In October 2002, the rig commenced a two-year drilling
                                            PRODUCTION MALAYSIA INC.    program (with an option by EMEPMI for one additional
                                            ("EMEPMI")                  year), with EMEPMI having the right to terminate the
                                                                        drilling program after one year.  The estimated
                                                                        completion date of the current platform is around May
                                                                        15, 2004.


ATWOOD BEACON             MALAYSIA          PETRONAS CARIGALI SDN.      The rig is preparing to drill the fourth of eight
                                            BHD. ("PETRONAS")           wells for Petronas.  This drilling program is expected
                                                                        to take until late June 2004 to complete.  Contract
                                                                        opportunities for additional work following completion
                                                                        of the Petronas contract are being pursued in Malaysia
                                                                        as well as other areas outside of Malaysia.
SUBMERSIBLE -
RICHMOND                  UNITED STATES      UNION OIL COMPANY OF       The rig is expected to complete its current contract
                          GULF OF MEXICO     CALIFORNIA ("UNOCAL")      with UNOCAL in late March 2004.  Immediately upon
                                                                        completion of the contract the rig will commence a
                                                                        drilling program for Bois D' Arc Offshore, Ltd. which
                                                                        is expected to take approximately 90 days to complete.
MODULAR PLATFORMS -
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.
